================================================================================
--------------------------------------------------------------------------------


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 8, 2006


                         HARTFORD LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


       CONNECTICUT                  001-32293                   06-0974148
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (860) 547-5000

                    ----------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


--------------------------------------------------------------------------------
================================================================================

================================================================================


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         The following document is filed with reference to and is hereby incorporated by reference as an exhibit to the Registration Statement on Form S-3 (File No. 333-137215) which became automatically effective on September 8, 2006 (the "Registration Statement").


          (c)  Exhibits



  EXHIBIT
  NUMBER                  DESCRIPTION
  -------                 -----------

Exhibit 4.1    Form of Medium-Term Equity Indexed Note




                                   SIGNATURES


         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                         HARTFORD LIFE INSURANCE COMPANY
                                                     (REGISTRANT)



DATE:  DECEMBER 8, 2006                          BY:  /S/ JEFFREY L. JOHNSON
                                                 -------------------------------
                                                 Name:  Jeffrey L. Johnson
                                                 Title: Assistant Vice President

================================================================================


                                  EXHIBIT INDEX



  EXHIBIT
  NUMBER                        DESCRIPTION
  -------                       -----------

Exhibit 4.1         Form of Medium-Term Equity Indexed Note